EXHIBIT 10.3
EXECUTION COPY
THIRD AMENDMENT
     THIRD AMENDMENT, dated as of May 10, 2006 (this “Amendment”), to the CREDIT AGREEMENT, dated as of November 19, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Countrywide Financial Corporation (“CFC”), Countrywide Home Loans, Inc. (“CHL”), the Lenders party thereto (the “Lenders”), Lloyds TSB Bank, PLC and Société Générale, as Documentation Agents (in such capacity, the “Documentation Agents”), BNP Paribas, as Syndication Agent (in such capacity, the “Syndication Agent”), Barclays Bank PLC, as Administrative Agent (in such capacity, the “Administrative Agent”), and Royal Bank of Canada, as Managing Administrative Agent (in such capacity, the “Managing Administrative Agent”).
RECITALS
     A. WHEREAS, CFC, CHL, the Lenders, the Documentation Agents, the Syndication Agent, the Administrative Agent and the Managing Administrative Agent are parties to the Credit Agreement.
     B. WHEREAS, CFC and CHL have requested that the Lenders agree to make certain amendments relating to the Credit Agreement as set forth herein.
     C. WHEREAS, the Lenders are willing to agree to such amendments, in each case subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
AGREEMENT
     1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
     2. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by deleting the defined term “Total Usage” in its entirety.
     3. Amendment to Section 2.01(b). Section 2.01(b)(ii)(x) of the Credit Agreement is hereby amended by deleting the phrase “in no event shall the aggregate amount of the Commitments exceed $3,000,000,000” and substituting in lieu thereof “in no event shall the aggregate amount of the Commitments exceed $2,600,000,000”.
     4. Amendment to Section 2.11(b). Section 2.1l(b) of the Credit Agreement is hereby amended by (i) deleting the parenthetical phrase “(“Total Usage”)” and the phrase “the sum of”, each in the eighth line of Section 2.11(b) and (ii) deleting the parenthetical phrase “(the “Utilization Threshold”)” in the tenth line of Section 2.1l(b).
     5. Amendment to Section 4.02(a). Section 4.02(a) of the Credit Agreement is hereby amended by deleting the parenthetical “(other than the representation and warranty set forth in Section 3.04(c))” and substituting in lieu thereof “(other than the representations and warranties set forth in Sections 3.04(c) and 3.06(a) for Borrowings after the Effective Date)”.
     6. Amendment to Section 6.01. Section 6.01 of the Credit Agreement is hereby deleted in its entirety and in lieu thereof, the following shall be substituted:
SECTION 6.01. Financial Condition Covenants. (a) CFC will not have a Consolidated Net Worth at any time of less than $7,680,000,000 and (b) CHL will not have a Consolidated Net Worth at any time of less than $2,400,000,000.
     7. Effective Date. This Amendment shall be effective on and as of the day and year first above written (the “Effective Date”) subject to the delivery on or prior to such date to the Managing Administrative Agent of the documents indicated below and the satisfaction of the other conditions set forth below:
          (a) A copy of this Amendment, duly executed by the parties hereto.
          (b) Consents to this Amendment in forms reasonably satisfactory to the Managing Administrative Agent from the Required Lenders.
          (c) Evidence satisfactory to the Agents that all fees and expenses payable to the Agents and the Lenders prior to or on the Effective Date have been paid in full.
     8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
     9. Representations and Warranties. Each of CFC and CHL hereby represents and warrants to the Lenders and the Managing Administrative Agent as follows:
          (a) Each of CFC and CHL has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of CFC and CHL and constitutes the legal, valid and binding obligation of CFC and CHL enforceable against each such Person in accordance with its terms.
          (b) The representations and warranties of the Borrower set forth in Article III of the Credit Agreement as amended hereby are true and correct in all material respects as of the date hereof.
     10. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
[Signature pages following]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

COUNTRYWIDE FINANCIAL CORPORATION,
a Delaware corporation

By	/s/ Jennifer Sandefur

Name	Jennifer Sandefur
Title:	Senior Managing Director & Treasurer

COUNTRYWIDE HOME LOANS, INC.,
a New York corporation

By	/s/ Jennifer Sandefur

Name	Jennifer Sandefur
Title:	Senior Managing Director & Treasurer
Signature Page to the Third Amendment to the Countrywide 364-Day Credit Agreement
Royal Bank of Canada as Managing Administrative Agent

ROYAL BANK OF CANADA, as Managing
Administrative Agent

By	/s/ David Wheatley

Name	David Wheatley

Title	Manager, Agency

Signature Page to the Third Amendment to the Countrywide 364-Day Credit
Agreement Royal Bank of Canada as Managing Administrative Agent